Exhibit 10.1

AMENDMENT TO AMENDED AND RESTATED LOAN PURCHASE AND SALE
AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED LOAN PURCHASE AND SALE AGREEMENT (the “Amendment”), effective as of June 28, 2021, is by and among STADCO NEW ACQUISITION, LLC, a Delaware limited liability company (“Purchaser”), SUNFLOWER BANK, N.A. (“Seller”), Stadco, a California corporation (“Borrower”), STADCO ACQUISITION, LLC, a California limited liability company (“Stadco Acquisition”) and STADCO MEXICO, INC., Delaware corporation (collectively, with Stadco Acquisition, the “Guarantors”). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement (as defined below).

BACKGROUND

WHEREAS, whereas Purchaser, Seller, Borrower, and the Guarantors entered into that certain Amended and Restated Loan Purchase and Sale Agreement dated as of April 23, 2021 (the “Purchase Agreement”); and

WHEREAS, Purchaser, Seller, Borrower, and the Guarantors now desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Amendment of Section 1.2. Section 1.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Closing to take place within fifteen (15) business days after notice by Seller that Borrower and Seller have filed for forgiveness of the PPP Loan with the U.S. Small Business Administration (“SBA”). As of the date of this Agreement, the Closing Date is anticipated to be on or about June 15, 2021, with a grace period until July 30, 2021, if required by the parties hereto to consummate the transactions described herein. If the SBA should reject the filing for forgiveness as incomplete or otherwise defective prior to the Closing, the Closing shall be postponed until the filing is rectified.”

2.       Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, portable document format or other electronic means shall be effective as delivery of a manually executed counterparty to this Amendment.

3.       Governing Law. This Amendment shall be governed by and shall be construed in accordance with the laws of the State of Colorado. Except as modified by this Amendment, the Purchase Agreement shall remain in full force and effect without change.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Amended and Restated Loan Purchase and Sale Agreement on the day and year first above written.

SELLER:

SUNFLOWER BANK, N.A.

By:	/s/ Kevin Krebaum
Name:	Kevin Krebaum
Title:	Special Asset Officer

PURCHASER:

STADCO NEW ACQUISITION, LLC

By:	/s/ Alexander Shen
Name:	Alexander Shen
Title:	Chief Executive Officer

BORROWER:
STADCO

By:	/s/ Douglas A. Paletz
Name:	Douglas A. Paletz
Title:	President

GUARANTORS:

STADCO Acquisition, LLC

By:	/s/ Babak Parsi
Name:	Babak Parsi
Title:	President

STADCO Mexico, Inc.

By:	/s/ Babak Parsi
Name:	Babak Parsi
Title:	President / Officer

Signature Page to Amendment to Amended and Restated Loan Purchase Agreement